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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       September 1, 1999
                                                 -----------------------


                             MCM Capital Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                                 000-26489                              48-1090909
(State or Other Jurisdiction                     (Commission                            (IRS Employer
      of Incorporation)                          File Number)                         Identification No.)


500 West First Street, Hutchinson, Kansas                               67501
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code      (800) 759-0327
                                                   --------------------------


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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         MCM Capital Group, Inc. (the "Company"), through its wholly-owned subsidiary Midland Credit Management, Inc., entered into a Loan Sale Agreement (the "Agreement") with MBNA America Bank, N.A. to purchase certain charged off credit card receivables. The Loan Sale Agreement became effective on September 1, 1999. MBNA is one of the leading credit card issuers in the United States.

         The Company filed a press release announcing the Agreement on August 26, 1999. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
    10.1          Loan Sale Agreement described in Item 5 (1)

    99.1          Press Release dated August 26, 1999
___________

    (1) Certain information in this exhibit will be omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MCM Capital Group, Inc.

                                              By /s/ R. Brooks Sherman
                                              ------------------------
                                                     R. Brooks Sherman
                                                     Executive Vice President
                                                     and Chief Financial Officer
Dated: October 1, 1999

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Exhibit Index

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
    10.1          Loan Sale Agreement described in Item 5 (1)

    99.1          Press Release dated August 26, 1999
___________

    (1) Certain information in this exhibit will be omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.


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